Exhibit 10.2

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter called this “Amendment”) is entered into as of March 28, 2011, by and among MIDSTATES PETROLEUM COMPANY LLC, a Delaware limited liability company (the “Borrower”), the Lenders (defined below), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity “Administrative Agent”), and as Issuing Lender (in such capacity, together with its successors in such capacity “Issuing Lender”).

W I T N E S S E T H:

WHEREAS, the Borrower, Administrative Agent, Issuing Lender and the Lenders party thereto (the “Lenders”) entered into that certain Amended and Restated Credit Agreement dated as of December 10, 2010 (as heretofore amended, modified or supplemented, the “Credit Agreement”), whereby the Lenders have agreed to make certain loans to the Borrower upon the terms and conditions set forth therein;

WHEREAS, the Borrower has asked Administrative Agent, Issuing Lender and the Lenders to amend the Credit Agreement as described herein; and

WHEREAS, Administrative Agent, Issuing Lender and the Lenders are willing to amend the Credit Agreement as requested by the Borrower, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the parties to this Amendment hereby agree as follows:

SECTION 1. Terms Defined in Credit Agreement. As used in this Amendment, except as may otherwise be provided herein, all capitalized terms that are defined in the Credit Agreement shall have the same meaning herein as therein defined, all of such terms and their definitions being incorporated herein by reference. The Credit Agreement, as amended by this Amendment, is hereinafter called the “Agreement.”

SECTION 2. Amendment to Credit Agreement. Subject to the conditions precedent set forth in Section 3 hereof, Section 8.09(f) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(f) Borrower may make Restricted Payments constituting the Equity Bridge Contribution Repayment, so long as at the time of distribution and after giving pro forma effect thereto (i) the Available Commitment will exceed the greater of $15,000,000 and ten percent (10%) of the Borrowing Base and (ii) no Default or Event of Default exists; provided, however, that such Equity Bridge Contribution Repayment shall be made no later than the later to occur of (x) twelve (12) months after the date upon which such equity bridge contribution was initially contributed and (y) June 30, 2011; and”.

SECTION 3. Conditions of Effectiveness. This Amendment will not become effective until the date on which each of the following conditions precedent are satisfied or waived (the “Amendment Effective Date”):

(a) the Borrower and each Lender shall have delivered to Administrative Agent duly executed counterparts of this Amendment;

(b) both before and after giving effect to this Amendment, no Material Adverse Effect shall have occurred and be continuing;

(c) no Default or Event of Default shall have occurred and be continuing;

(d) the Borrower shall have made payment of all fees and expenses then due and payable under the Credit Agreement including any fees and expenses then due and payable in connection with this Amendment pursuant to Section 12.04(a) of the Credit Agreement; and

(e) both before and after giving effect to this Amendment, all representations and warranties set forth in each of the Loan Documents shall be true and correct in all material respects (except for representations and warranties already qualified by materiality or Material Adverse Effect, which shall be true and correct), on and as of such Amendment Effective Date with the same effect as if made on and as of such Amendment Effective Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, except for representations and warranties already qualified by materiality or Material Adverse Effect, which shall be true and correct as of such earlier date).

The Administrative Agent shall promptly notify the Borrower and each Lender of the occurrence of the Amendment Effective Date.

SECTION 4. Representations and Warranties. The Borrower represents and warrants to Administrative Agent and each of the Lenders that:

(a) Borrower: (i) is validly existing and in good standing under the laws of the jurisdiction of its formation or organization, as applicable; (ii) has the power and authority and all material governmental licenses, authorizations, consents and approvals to own its assets, carry on its business as currently conducted and to execute, deliver, and perform its obligations under this Amendment except where the failure does not constitute a Default and could not reasonably be expected to have a Material Adverse Effect, (iii) is duly qualified as a foreign company and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license where a failure could result in a Material Adverse Effect; and (iv) is in compliance in all material respects with all Requirements of Law, except where any non-compliance would not reasonably be expected to result in a Material Adverse Effect.

(b) The execution, delivery and performance by Borrower of this Amendment has been duly authorized by all necessary limited liability company action and do not and will not: (i) contravene the terms of any of Borrower’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any material Contractual Obligation to which Borrower is a party or any order, injunction, writ or decree of any Governmental Authority to which Borrower or its property is subject; or (iii) violate any Requirement of Law.

(c) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, Borrower of this Amendment.

(d) This Amendment constitutes the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

First Amendment to Amended and Restated Credit Agreement

(e) As of the date of this Amendment, it is Solvent.

(f) After giving effect to this Amendment, no Default or Event of Default will exist, and all of the representations and warranties set forth in each of the Loan Documents are true and correct in all material respects (except for representations and warranties already qualified by materiality or Material Adverse Effect, which shall be true and correct) on and as of the Amendment Effective Date with the same effect as if made on and as of such Amendment Effective Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, except for representations and warranties already qualified by materiality or Material Adverse Effect, which shall be true and correct as of such earlier date).

(g) Except to the extent expressly set forth herein to the contrary, nothing in this Section 4 is intended to amend any of the representations or warranties contained in the Agreement or any of the Loan Documents.

SECTION 5. Reference to and Effect on the Credit Agreement.

(a) Upon the Amendment Effective Date and thereafter, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 6. Cost and Expenses. The Borrower agrees to pay fees and expenses in connection with this Amendment pursuant to the terms and conditions of Section 12.04(a) of the Credit Agreement.

SECTION 7. Extent of Amendments. Except as specifically set forth in this Amendment, the Credit Agreement and the other Loan Documents are not amended, modified or affected hereby. The Borrower hereby ratifies and confirms that (i) except as specifically set forth in this Amendment, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Credit Agreement remain in full force and effect, (ii) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and (iii) the Collateral, if any, is unimpaired by this Amendment.

SECTION 8. Loan Documents. The Loan Documents, as such may be amended in accordance herewith, are and remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms.

SECTION 9. Execution and Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment.

SECTION 10. Governing Law. This Amendment shall be governed by, construed and interpreted in accordance with the laws of the State of New York, except to the extent that federal laws of the United States of America apply.

First Amendment to Amended and Restated Credit Agreement

SECTION 11. Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 12. No Waiver. The Borrower hereby agrees that no Default or Event of Default has been waived or remedied by the execution of this Amendment by Administrative Agent, Issuing Lender or any Lender, and any such Default or Event or Default heretofore arising and currently continuing shall continue after the execution and delivery hereof. Nothing contained in this Amendment nor any past indulgence by Administrative Agent, Issuing Lender or any Lender, nor any other action or inaction on behalf of Administrative Agent, Issuing Lender or any Lender, (i) shall constitute or be deemed to constitute a waiver of any Defaults or Events of Default which may exist under the Agreement or the other Loan Documents, or (ii) shall constitute or be deemed to constitute an election of remedies by Administrative Agent, Issuing Lender or any Lender, or a waiver of any of the rights or remedies of Administrative Agent, Issuing Lender or any Lender provided in the Agreement, the other Loan Documents, or otherwise afforded at law or in equity.

SECTION 13. NO ORAL AGREEMENTS. THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS AMENDMENT, THE AGREEMENT (AS AMENDED IN WRITING FROM TIME TO TIME) AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY THE BORROWER, ADMINISTRATIVE AGENT, ISSUING LENDER AND/OR LENDERS (TOGETHER WITH ALL FEE LETTERS AS THEY RELATE TO THE PAYMENT OF FEES AFTER THE CLOSING DATE) REPRESENT THE FINAL AGREEMENT BETWEEN SUCH PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.

[Signature Pages Follow]

First Amendment to Amended and Restated Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

THE BORROWER:

MIDSTATES PETROLEUM COMPANY LLC, a Delaware limited liability company

By:
Kristen N. McDaniel Chief Financial Officer and Secretary

Signature Page to First Amendment to Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT, ISSUING LENDER, and LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Charles W. Randall Managing Director

Signature Page to First Amendment to Amended and Restated Credit Agreement

LENDER:

BANK OF AMERICA, N.A.

By:
Sandra M. Serie Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement